                                    EXHIBIT A

                             JOINT FILING AGREEMENT

         IN ACCORDANCE WITH RULE 13-d-1(f) UNDER THE SECURITIES EXCHANGE ACT OF 1934, THE PERSONS NAMED BELOW AGREE TO THE JOINT FILING ON BEHALF OF EACH OF THEM OF A STATEMENT ON SCHEDULE 13-D (INCLUDING AMENDMENTS THERETO) WITH RESPECT TO THE COMMON STOCK OF THE FAIRCHILD CORPORATION (FORMERLY, BANNER INDUSTRIES, INC.) AND FURTHER AGREE THAT THIS JOINT FILING AGREEMENT BE INCLUDED AS AN EXHIBIT TO SUCH JOINT FILINGS. IN EVIDENCE THEREOF, THE UNDERSIGNED, BEING DULY AUTHORIZED, HEREBY EXECUTE THIS AGREEMENT THIS 29th DAY OF DECEMBER 1998.

                                   BESTIN LTD.

Date: December 29, 1998            By:   /s/ David I. Faust
                                       ----------------------------------------
                                             DAVID I. FAUST
                                             VICE PRESIDENT

                                   STINBES LIMITED

Date: December 29, 1998            By:   /s/ David I. Faust
                                       ----------------------------------------
                                             DAVID I. FAUST
                                             VICE PRESIDENT

                                   PASKE INVESTMENTS LIMITED

Date: December 29, 1998            By:   /s/ Idris Wynne Harding
                                       ----------------------------------------
                                             Idris Wynne Harding
                                             DIRECTOR

                               Page 17 of 18 pages

                                   JEFFREY J. STEINER

Date: December 29, 1998            By:   /s/ David I. Faust
                                       ----------------------------------------
                                             JEFFREY J. STEINER
                                             BY DAVID I. FAUST, HIS
                                             ATTORNEY-IN-FACT

                                   THE STEINER GROUP LLC

Date: December 29, 1998            By:   /s/ David I. Faust
                                       ----------------------------------------
                                             JEFFREY J. STEINER, MANAGER
                                             BY DAVID I. FAUST, HIS
                                             ATTORNEY-IN-FACT

                               Page 18 of 18 pages